Security Information






Security Purchased

CUSIP
122513YAF7

Issuer
CITIGROUP COMMERCIAL MORTGAGE
TRUST

Underwriters
Citigroup, DBSI, LaSalle Financial
Services,
PNC Capital Markets, RBC Capital Markets

Years of continuous operation, including predecessors
> 3 years

Security
CD 2007-CD4 A4 12/11/2049

Is the affiliate a manager or co-manager of offering?
Co-Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/14/2007

Total amount of offering sold to QIBs
1,737,121,000

Total amount of any concurrent public
offering
0

Total
1,737,121,000

Public offering price
100.49

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.63%

Rating
Aaa/AAA

Current yield
5.32%

Benchmark vs Spread (basis points)
25 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,810,000
 $
1,818,926
0.10%

New York Funds





DWS Core Fixed Income Fund
New York
7,400,000
 $
7,436,495
0.43%

DWS Lifecycle Long Range Fund
New York
1,300,000
 $
1,306,411
0.07%

Total

10,510,000
 $
10,561,832
0.61%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
20030NAR2

Issuer
COMCAST CORP

Underwriters
BoA, JP Morgan, Wachovia, ABN Amro, Bank of NY, Barclays, BNP Paribas, Citigroup,
Daiwa Securities, DBSI, Goldman Sachs,
Lazard Capital Markets, Lehman Brothers,
Merrill Lynch, Morgan Stanley, Royal Bank of
Scotland, Suntrust Capital Markets, UBS,
Blaylock & Co, Cabrera Capital Markets,
Guzman & Co, Loop Capital Markets, MR Beal
& Co, Muriel Siebert & Co, Ramirez & Co,
Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
CMCSA 5.875% 2/15/2018

Is the affiliate a manager or co-manager of offering?
Senior Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/14/2006

Total amount of offering sold to QIBs
900,000,000

Total amount of any concurrent public
offering
0

Total
900,000,000

Public offering price
99.86

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa2/BBB+

Current yield
5.88%

Benchmark vs Spread (basis points)
132 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
450,000
 $                   452,219
0.03%

New York Funds





DWS Bond VIP
New York
231,000
 $                   232,139
0.01%

DWS Core Fixed Income Fund
New York
1,502,000
 $
1,509,407
0.09%

DWS Core Plus Income Fund
New York
152,000
 $                   152,750
0.01%

DWS Lifecycle Long Range Fund
New York
354,000
 $                   355,746
0.02%

Total

2,689,000
 $
2,702,261
0.15%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
40430VAA5

Issuer
HOUSEHOLD HOME EQUITY LOAN TRUST

Underwriters
HSBC, BoA, Citigroup, DBSI, JP Morgan,
Morgan Stanley

Years of continuous operation, including predecessors
> 3 years

Security
HFCHC 2006-4 A1F 3/20/2036

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
HSBC

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/7/2006

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public
offering
0

Total
250,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.23%

Rating
Aaa/AAA

Current yield
5.79%

Benchmark vs Spread (basis points)
43 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Lifecycle Long Range Fund
New York
2,080,000
 $
2,090,258
0.12%

DWS Short Duration Fund
New York
860,000
 $                   864,241
0.05%

Total

2,940,000
 $
2,954,499
0.17%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
617446C23

Issuer
MORGAN STANLEY

Underwriters
Morgan Stanley, ABN Amro, BMO Capital
Markets, Calyon, DBSI, HVB Capital Markets,
Loop Capital Markets, Muriel Siebert & Co,
RBC Capital Markets, Samuel A Ramirez &
Co, Santander Investment Securities, Scotia
Capital, Toussaint Capital Partners,
Utendahl
Capital Partners, Wachovia Capital Markets,
Wells Fargo, Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
MS 5.45% 1/9/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/4/2007

Total amount of offering sold to QIBs
2,750,000,000

Total amount of any concurrent public
offering
0

Total
2,750,000,000

Public offering price
99.68

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Aa3/A+

Current yield
5.47%

Benchmark vs Spread (basis points)
11 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,805,000
 $
1,813,902
0.10%

New York Funds





DWS Core Fixed Income Fund
New York
7,355,000
 $
7,391,273
0.42%

DWS Lifecycle Long Range Fund
New York
1,370,000
 $
1,376,756
0.08%

Total

10,530,000
 $
10,581,931
0.61%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
























Security Information






Security Purchased

CUSIP
852061AD2

Issuer
SPRINT NEXTEL CORP

Underwriters
BoA, Citigroup, JP Morgan, Barclays, Bear
Stearns, Goldman Sachs, Greenwich Capital
Markets, Lazard Capital Markets, Lehman
Brothers, Wachovia, Daiwa Securities, DBSI,
Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
S 6% 12/1/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/15/2006

Total amount of offering sold to QIBs
2,000,000,000

Total amount of any concurrent public
offering
0

Total
2,000,000,000

Public offering price
 $99.62

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa3/BBB+

Current yield
6.02%

Benchmark vs Spread (basis points)
143 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
2,400,000
 $
2,411,836
0.14%

DWS Balanced VIP
Chicago
805,000
 $                   808,970
0.05%

DWS Core Fixed Income VIP
Chicago
1,035,000
 $
1,040,104
0.06%

New York Funds





DWS Bond VIP
New York
615,000
 $                   618,033
0.04%

DWS Core Fixed Income Fund
New York
4,060,000
 $
4,080,023
0.23%

DWS Core Plus Income Fund
New York
1,975,000
 $
1,984,740
0.11%

DWS Lifecycle Long Range Fund
New York
770,000
 $                   773,797
0.04%

Total

11,660,000
 $
11,717,504
0.67%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
931142CH4

Issuer
WAL-MART STORES

Underwriters
DBSI, JP Morgan, Lehman Brothers,
Citigroup, Credit Suisse, Goldman Sachs,
UBS, BoA, CastleOak Securities, Daiwa
Securities, Dresdner Kleinwort, Guzman &
Co,
HSBC, Mitsubishi UFJ Securities, Mizuho
Securities, Santander Investment
Securities,
Siebert Capital Markets, Standard Chartered
Bank

Years of continuous operation, including predecessors
> 3 years

Security
WMT 5.625% 4/5/2027

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/29/2007

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public
offering
0

Total
750,000,000

Public offering price
99.81

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Aa2/AA

Current yield
5.89%

Benchmark vs Spread (basis points)
103 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,071,000
 $
1,076,282
0.06%

New York Funds





DWS Bond VIP
New York
650,000
 $                   653,206
0.04%

DWS Core Fixed Income Fund
New York
4,374,000
 $
4,395,571
0.25%

DWS Core Plus Income Fund
New York
2,040,000
 $
2,050,061
0.12%

DWS Lifecycle Long Range Fund
New York
774,000
 $                   777,817
0.04%

Total

8,909,000
 $
8,952,937
0.51%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
964152AA0

Issuer
WHITE MOUNTAINS RE GROUP

Underwriters
Lehman Brothers, BoA, Bank of NY, DBSI,
Greenwich Capital Markets, HSBC, JP
Morgan, Mitsubishi UFJ Securities, RBC
Capital Markets, Wachovia, Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
WTM 6.375% 3/20/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/14/2007

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public
offering
0

Total
400,000,000

Public offering price
99.72

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
Baa3/BBB-

Current yield
6.39%

Benchmark vs Spread (basis points)
190 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
735,000
 $                   738,625
0.04%

New York Funds





DWS Bond VIP
New York
440,000
 $                   442,170
0.03%

DWS Core Fixed Income Fund
New York
4,710,000
 $
4,733,228
0.27%

DWS Core Plus Income Fund
New York
1,395,000
 $
1,401,880
0.08%

DWS Lifecycle Long Range Fund
New York
530,000
 $                   532,614
0.03%

Total

7,810,000
 $
7,848,517
0.45%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.